UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

TIANHE UNION HOLDINGS LIMITED

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or and the date of its filing.

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TIANHE UNION HOLDINGS LIMITED

40 Wall Street, 28 Fl, Unit 2856

New York, NY 10005 +646-512-5859

INFORMATION STATEMENT

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C there under (the “Information Statement”) will be mailed on or about August 9, 2016, to the stockholders of record as of July 19, 2016 (the “Record Date”) of Tianhe Union Holdings Limited (the “Company” or “TUAA”) in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of July 25, 2016.

The actions to be taken pursuant to the written consent shall be taken on or about August 29, 2016, twenty (20) days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO

STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JULY 25, 2016.

To the Stockholders of Tianhe Union Holdings Limited:

NOTICE IS HEREBY GIVEN to the stockholders of record of Tianhe Union Holdings Limited (“our”, “we”, the “Company” of “TUAA”) as of the close of business on the record date, July 19, 2016 (the “Record Date”), that our board of directors (the “Board”) has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on July 25, 2016, to approve the termination of certain VIE Agreements entered into on March 30, 2016, as defined below, between Jierun Consulting Management (Shenzhen) Co., Ltd., subsidiary of the Company, and Anhui Avi-Trip Technology Co. Ltd.

None of our current officers, directors, or any of their respective affiliates has any interest in the matter to be acted upon, except as set forth in this Information Statement.

Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C there under, and the provisions of the Nevada Revised Statutes, the above-mentioned corporate actions will become effective on or after August 29, 2016, or twenty (20) days after this Information Statement is first mailed to our stockholders.

As of the Record Date, 59,530,000 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder to one vote on all matters brought before the common stockholders. The holders of a majority of the issued and outstanding shares of our common stock voted for the approval of the above-mentioned action.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Date: August 9, 2016	By Order of the Board of Directors,

/s/ Qiliang Zheng
Qiliang Zheng
President & Chief Executive Officer

TABLE OF CONTENTS

CONSENTING SHAREHOLDERS	1
OUTSTANDING SHARES AND VOTING RIGHTS	2
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934	3
ACTION TO BE TAKEN:TERMINATION OF VIE AGREEMENTS BETWEEN SUBSIDIARY JIERUN CONSULTING MANAGEMENT (SHENZHEN) CO., LTD. AND ANHUI AVI-TRIP TECHNOLOGY CO. LTD.	3
Summary of the Termination	3
Vote Required for Approval of the Termination	4
Explanation of Any Material Differences in the Rights of Security Holders as a Result of the Termination if Material	4
Brief Statement as to the Accounting Treatment of the Termination, if Material	4
Federal Income Tax Consequence of the Termination, if Material	4
Regulatory Approval	4
Reports, Opinions, Appraisals	4
ADDITIONAL INFORMATION	4

CONSENTING SHAREHOLDERS

As of July 19, 2016, the Company had 59,530,000 issued and outstanding shares of Common Stock, each of which was entitled to one vote on any matter brought to a vote of the Company’s stockholders. By written consent in lieu of a meeting, dated July 25, 2016, the Board of Directors and the Majority Shareholders approved the following action:

Termination of certain VIE Agreements entered into on March 30, 2016, as defined below, between Jierun Consulting Management (Shenzhen) Co., Ltd., subsidiary of the Company, and Anhui Avi-Trip Technology Co. Ltd.

On July 25, 2016, the following Majority Shareholders of Record on July 19, 2016, who collectively owned approximately 41,087,500 shares, or 69.02% of our voting common stock, consented in writing to the proposed action as mentioned above:

Present Issued and Outstanding	59,530,000	100%

Name of Consenting Shareholder	Shares Eligible	Percent (%)

Zaixian Wang	7,000,000	11.76%
Ronghua Wang	250,000	-
Yanliang Han	7,500,000	12.60%
Weiwei Jie	19,222,500	32.29%
Yifan Zhao	1,250,000	2.10%
Jianhong Wang	1,905,000	3.20%
Boling Liu	2,500,000	4.20%
Zebo Huang	1,250,000	2.10%
Yanhong Yu	100,000	-
Lu qingwei	110,000	-

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the corporate action. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

●	Advising shareholders of the action taken by written consent by Nevada Law; and

●	Giving shareholders advance notice of the actions taken, as required by the Exchange Act.

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

1

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 75,000,000 shares of common stock (the “Common Stock”), of which 59,530,000 shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated July 25, 2016 and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which the definitive Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about August 29, 2016.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Distributions and Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

No Dissenters’ Rights

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with any of the actions described in this Information Statement, and we will not provide shareholders with any such right independently.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise (other than with respect to elections to office) in any matter to be acted upon:

1.	any of our directors or officers of our Company;
2.	any proposed nominee for election as a director; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” To our knowledge, no director has advised us that he intends to oppose the corporate action described herein.

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information on the beneficial ownership of our Common Stock as of July 19, 2016 and greater than 5% stockholders after the consummation of the Share Exchange. Beneficial ownership is determined according to rules of the SEC governing the determination of beneficial ownership of securities. A person is deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days.

Name and Address of Beneficial Owner(1)	Number of Shares and Nature of Beneficial Ownership	Percent of Common Stock Outstanding

Greater Than 5% Shareholders

Zaixian Wang	7,000,000	11.76%
Directors and Executive Officers
Yang Jie	0	-
Weiwei Jie	19,222,500	32.29%
Xinqian Zhang	0	-
Ming Yi	25,000	-
Fengyun Yi	50,000	-
All directors and executive officers as a group (5 persons)	19,297,500	32.42%

(1)	Unless otherwise indicated, the business address of each director is c/o 40 Wall Street, 28 Fl, Unit 2856, New York, NY 10005

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities are not subject to the reporting obligations under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) because the Company does not have its securities registered under Section 12 of the Exchange Act.

ACTION TO BE TAKEN: TERMINATION OF VIE AGREEMENTS BETWEEN JIERUN CONSULTING MANAGEMENT (SHENZHEN) CO., LTD. AND ANHUI AVI-TRIP TECHNOLOGY CO. LTD.

Summary of the Termination

On March 30, 2016, Global Technology Co., Ltd., a corporation incorporated in the British Virgin Islands (“Global 2”), the sole shareholder of Global 2, Global International Holdings Ltd. (“Global 1”), and the Company had entered into a share exchange agreement (the “Share Exchange Agreement”), pursuant to which the Company acquired 100% of the issued and outstanding shares of ordinary shares of Global 2 from Global 1 in exchange for the issuance of 200,000,000 shares common stock, par value $.001 per share (“Common Stock”) of the Company, represented by several share certificates evidencing the aggregate 50,000,000 shares of Common Stock of the Company (each a “TUAA Share Certificate”) and an convertible note representing 150,000,000 shares of Common Stock of the Company (the “CB”).

Pursuant to the Share Exchange Agreement, Jierun Consulting Management (Shenzhen) Co., Ltd., a corporation incorporated under the laws of the People’s Republic of China (“WFOE”), a wholly owned subsidiary of Global 2, has entered into various contractual agreements known as variable interest entity agreements (“VIE Agreements”) with Anhui Avi-Trip Technology Co. Ltd., a corporation incorporated under the laws of the PRC (“Avi-Trip”) (Together with Global 2, Global 1, TUAA, and WFOE, the “Parties”). These VIE Agreements provide the WFOE management control and the rights to the profits of Avi-Trip, including: (1) A Management and Consulting Services Agreement between WFOE and Avi-Trip, which entitles WFOE to receive substantially all of the economic benefits of Avi-Trip in consideration for services provided by WFOE to Avi-Trip, (2) an Option Agreement with the shareholders of Avi-Trip, Jie Wei Wei and Han Yanliang, allowing the WFOE to acquire all the shares of Avi-Trip as permitted by PRC laws, (3) a Voting Rights Proxy Agreement that provides WFOE with all the voting rights of the Avi-Trip’s shareholders, and (4) an Equity Pledge Agreement that pledges the shares in Avi-Trip to WFOE.

3

On July 25, 2016, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the termination of the VIE Agreements between WFOE and Avi-Trip (the “Termination”), through a series of termination agreements (“Termination Agreements”), including (1) Termination Agreement on Management and Consulting Services Agreement; (2) Termination Agreement on Option Agreement; (3) Termination Agreement on Voting Right Proxy Agreement; and (4) Termination Agreement on Equity Pledge Agreement. On July 25, 2016, shareholders of a majority of the issued and outstanding Common Stock of the Company, or 69.02% of the outstanding shares as of the Record Date, approved the Termination. WOFE was then authorized to enter into and perform the Termination Agreements with Avi-Trip, in exchange for the certain amount of shares of Common Stock of TUAA represented by a minimum of 30 million shares represented by the TUAA Share Certificates and the CB, and upon the receipt of the certain TUAA Share Certificates and the CB from Global 1, the Company is authorized to cancel the TUAA Share Certificates and the CB.

The summary above highlights selected information regarding the Termination, and may not contain all of the information that is important to you. To fully understand the Termination, you should carefully read this Information Statement, including the Termination Agreements attached as Exhibit A- D, in its entirety.

Vote required for approval of the Termination.

The vote which is required to approve the Termination is the affirmative vote of the holders of a majority of the Company’s voting stock.

Explanation of any material differences in the rights of security holders as a result of the Termination, if material.

There would be no differences in the rights of security holders as a result of the Termination.

Brief statement as to the accounting treatment of the Termination, if material.

The accounting treatment of the Termination is not material.

Federal income tax consequences of the Termination, if material.

The federal income tax consequences of the Termination are not material.

Regulatory Approval

No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed Termination other than the federal securities laws.

Reports, opinions. appraisals

No reports, opinions or appraisals materially relating to the Termination have been received from an outside party or are referred to in the Information Statement.

Selected financial data

This information is not required because the Company meets the definition of “small business issuer” under Rule 12b-2 of the Exchange Act and this disclosure item is not required by Regulation S-B.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

We will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Elizabeth Fei Chen, Pryor Cashman LLP, Attn: Elizabeth Fei Chen, Esq. at 212-326-0199.

Date: August 9, 2016	By Order of the Board of Directors,

/s/ Qiliang Zheng
Qiliang Zheng
President and Chief Executive Officer

4

INDEX OF EXHIBITS

Exhibit A	Termination Agreement on Management and Consulting Services Agreement

Exhibit B	Termination Agreement on Option Agreement

Exhibit C	Termination Agreement on Voting Right Proxy Agreement

Exhibit D	Termination Agreement on Equity Pledge Agreement

5

Exhibit A

TERMINATION AGREEMENT ON MANAGEMENT AND CONSULTING SERVICES AGREEMENT

管理咨询服务协议之终止协议

THIS TERMINATION AGREEMENT ON MANAGEMENT AND CONSULTING SERVICES AGREEMENT (this “Termination Agreement”) is made and entered into as of the 25th day of July, 2016, by and between Anhui Avi-Trip Technology Co., Ltd (“Party A”) and Jierun Consulting Management (shenzhen) Co., Ltd. (“Party B”). Party A and Party B are each referred to in this Termination Agreement as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings set forth in that certain Consulting Services Agreement (defined in the Recitals below).

本《管理咨询服务协议之终止协议》（“本终止协议”）由安徽航旅科技有限公司（“甲方”），与杰润咨询管理（深圳）有限公司（“乙方”）于2016年7月25日签订。本终止协议中的甲方和乙方分别称为“一方”，合称“各方”。本协议中使用但未定义的术语具有与相关咨询服务协议（见以下陈述中的定义）中规定的含义。

RECITALS:

陈述

WHEREAS, reference is made to that certain Management and Consulting Services Agreement dated as of March 1, 2016 (the “Management and Consulting Services Agreement”), by and among Parties;

鉴于，各方在2016年3月1日签订了《管理咨询服务协议》（“《管理咨询服务协议》”）；

WHEREAS, Parties desire to terminate the Management and Consulting Services Agreement;

鉴于，各方欲终止《管理咨询服务协议》；

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, the parties hereto agree as follows:

为此，基于前述考虑和各方合意，各方同意如下：

A. TERMINATION. Subject to the approval of the board of directors of the ultimate parent company and shareholders of Party A, the Consulting Services Agreement shall be terminated in its entirety on August 29, 2016 and shall be of no further force or effect..

A.	终止。以得到甲方终极母公司董事会和股东会通过为条件，《管理咨询服务协议》自2016年8月29日起终止，不再具有约束力和效力。

B. RELEASE. Each Party agrees to release and further indemnify the other Party from all past, present and future obligations or claims related to the Management and Consulting Services Agreement. Each Party hereby waives any other future right that it otherwise may have under the Management and Consulting Services Agreement.

B.免除。各方同意免除另一方与《管理咨询服务协议》相关的所有以前、现在和未来的义务或主张，并使其免遭损害。各方在此放弃其根据《管理咨询服务协议》将来可能拥有的任何其他权利。

C. PAYMENT. Notwithstanding Clause B of this Termination Agreement, the Management and Consulting Services Fee payable by June 30, 2016 shall be paid up within 12 months after the effectiveness of this Terminate Agreement.

C. 支付。尽管有本终止协议第B条的规定，截止于2016年6月30日到期的管理咨询服务费应当在本终止协议生效起12个月内付清。

D. FURTHER ASSURANCES. Each Party shall cooperate with, and take such action as may be reasonably requested by, the other Party in order to carry out the provisions and purposes of this Termination Agreement.

D. 进一步保证。各方将和另一方展开协作并采取另一方合理要求的措施，以便实现本终止协议的规定和目的。

E. HEADINGS. The headings in this Termination Agreement are for convenience of reference only and shall not constitute a part of this Termination Agreement, nor shall they affect its meaning, construction or effect.

E. 标题。本终止协议的标题仅为方便参考而设，不构成本终止协议的一部分，也不影响本终止协议的含义、解释或效力。

F. GOVERNING LAW. This Termination Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

F. 管辖法律。本终止协议受中华人民共和国法律管辖并按其解释，且将约束各方及其各自的继承人和允许的受让人，并确保他们的利益。

G. COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Termination Agreement shall be legal and binding on all parties hereto.

G. 份数。本终止协议将签署多份，每份均是原件，但共同构成一个文件。经签署的本终止协议的传真件或其他电子传输版本应具有法律效力并对各方具有约束力。

[Following are signature pages.]

[以下是签字页]

A-2

WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first set forth above.

兹证明，各方在本终止协议页首所载日期签署本终止协议。

PARTY A: Anhui Avi-Trip Technology Co., Ltd

甲方：安徽航旅科技有限公司

/Authorized Representative: /s/ Ronghua Wang_________

法定代表人/授权代表

Title: Executive Director

职务：执行董事

PARTY B: Jierun Consulting Management (shenzhen) Co., Ltd.

乙方：杰润咨询管理（深圳）有限公司

/Authorized Representative: /s/ Lizeng Fang___________

法定代表人/授权代表

Title: Executive Director

职务：执行董事

A-3

Exhibit B

TERMINATION AGREEMENT ON OPTION AGREEMENT

选择权协议之终止协议

THIS TERMINATION AGREEMENT ONOPTION AGREEMENT (this “Termination Agreement”) is made and entered into as of the 25th day of July, 2016, by and among Anhui Avi-Trip Technology Co., Ltd (“Party A”), and Jierun Consulting Management (shenzhen) Co., Ltd. (“Party B”), and shareholders holding 100% outstanding shares of Party B (the “Shareholders of Party B” or “Party C”). Party A, Party B and the Shareholders of Party B are each referred to in this Termination Agreement as a “Party” and collectively as the “Parties”.Capitalized terms used but not defined herein shall have the meanings set forth in that certain Option Agreement (defined in the Recitals below).

本《选择权协议之终止协议》（“本终止协议”）由安徽航旅科技有限公司（“甲方”），杰润咨询管理（深圳）有限公司（“乙方”）以及合计持有乙方100%股权的股东（“乙方股东”或“丙方”）于2016年7月25日签订。本终止协议中的甲方、乙方和乙方股东分别称为“一方”，合称“各方”。本终止协议中使用但未定义的术语具有与相关选择权协议（见以下陈述中的定义）中规定的含义。

RECITALS:

陈述：

WHEREAS, reference is made to that certain Option Agreement dated as of March 1, 2016 (the “Option Agreement”), by and among Parties;

鉴于，各方在2016年3月1日签订了《选择权协议》（“《选择权协议》”）；

WHEREAS, the Parties desire to terminate the Option Agreement;

鉴于，各方欲终止《选择权协议》；

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, the parties hereto agree as follows:

为此，基于前述考虑和各方合意，各方同意如下：

A. TERMINATION. Subject to the approval of the board of directors of the ultimate parent company and shareholders of Party A, the Option Agreement shall be terminated in its entirety on August 29, 2016 and shall be of no further force or effect.

A.  终止。以得到甲方终极母公司董事会和股东会通过为条件，《选择权协议》自2016年8月29日起终止，不再具有约束力和效力。

B. RELEASE. Each Party agrees to release and further indemnify the other Party from all past, present and future obligations or claims related to the Option Agreement. Each Party hereby waives any other future right that it otherwise may have under the Option Agreement.

B. 免除。各方同意免除另一方与《选择权协议》相关的所有以前、现在和未来的义务或主张，并使其免遭损害。各方在此放弃其根据《选择权协议》将来可能拥有的任何其他权利。

C. FURTHER ASSURANCES. Each Party shall cooperate with, and take such action as may be reasonably requested by, the other Party in order to carry out the provisions and purposes of this Termination Agreement.

C. 进一步保证。各方将和另一方展开协作并采取另一方合理要求的措施，以便实现本终止协议的规定和目的。

D. HEADINGS. The headings in this Termination Agreement are for convenience of reference only and shall not constitute a part of this Termination Agreement, nor shall they affect its meaning, construction or effect.

D. 标题。本终止协议的标题仅为方便参考而设，不构成本终止协议的一部分，也不影响本终止协议的含义、解释或效力。

E. GOVERNING LAW. This Termination Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

E. 管辖法律。本终止协议受中华人民共和国法律管辖并按其解释，且将约束各方及其各自的继承人和允许的受让人，并确保他们的利益。

F. COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Termination Agreement shall be legal and binding on all parties hereto.

F. 份数。本终止协议将签署多份，每份均是原件，但共同构成一个文件。经签署的本终止协议的传真件或其他电子传输版本应具有法律效力并对各方具有约束力。

[Following are signature pages.]

[以下是签字页]

B-2

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first set forth above.

兹证明，各方在本终止协议页首所载日期签署本终止协议。

PARTY A: Anhui Avi-Trip Technology Co., Ltd

甲方：安徽航旅科技有限公司

/Authorized Representative: /s/ Ronghua Wang_________

法定代表人/授权代表

: Executive Director

职务：执行董事

PARTY B: Jierun Consulting Management (shenzhen) Co., Ltd.

乙方：杰润咨询管理（深圳）有限公司

/Authorized Representative: /s/ Lizeng Fang___________

法定代表人/授权代表

: Executive Director

职务：执行董事

B-3

Exhibit C

TERMINATION AGREEMENT ON VOTING RIGHTS PROXY AGREEMENT

投票权代理协议之终止协议

THIS TERMINATION AGREEMENT ON VOTING RIGHTS PROXY AGREEMENT (this “Termination Agreement”) is made and entered into as of the 25th day of July, 2016, by and among Anhui Avi-Trip Technology Co., Ltd (“Party A”), and Jierun Consulting Management (shenzhen) Co., Ltd. (“Party B”), and shareholders holding 100% outstanding shares of Party B (the “Shareholders of Party B” or “Party C”). Party A, Party B and the Shareholders are each referred to in this Termination Agreement as a “Party” and collectively as the “Parties”.Capitalized terms used but not defined herein shall have the meanings set forth in that certain Voting Rights Proxy Agreement (defined in the Recitals below).

本《投票权代理协议之终止协议》（“本终止协议”））由安徽航旅科技有限公司（“甲方”），杰润咨询管理（深圳）有限公司（“乙方”）以及合计持有乙方100%股权的股东（“乙方股东”或“丙方”）于2016年7月25日签订。本终止协议中的甲方、乙方和股东分别称为“一方”，合称“各方”。本终止协议中使用但未定义的术语具有与相关投票权代理协议（见以下陈述中的定义）中规定的含义。

RECITALS:

陈述：

WHEREAS, reference is made to that certain Voting Rights Proxy Agreement dated as of March 1, 2016 (the “Voting Rights Proxy Agreement”), by and among Parties;

鉴于，各方在2016年3月1日签订了《投票权代理协议》（“《投票权代理协议》”）；

WHEREAS, the Parties desire to terminate the Voting Rights Proxy Agreement;

鉴于，各方欲终止《投票权代理协议》；

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, the parties hereto agree as follows:

为此，基于前述考虑和各方合意，各方同意如下：

A. TERMINATION. Subject to the approval of the board of directors of the ultimate parent company and shareholders of Party A, the Voting Rights Proxy Agreement shall be terminated in its entirety on August 29, 2016 and shall be of no further force or effect.

A.  终止。以得到甲方终极母公司董事会和股东会通过为条件，《投票权代理协议》自2016年8月29日起终止，不再具有约束力和效力。

B. RELEASE. Each Party agrees to release and further indemnify the other Party from all past, present and future obligations or claims related to the Voting Rights Proxy Agreement. Each Party hereby waives any other future right that it otherwise may have under the Voting Rights Proxy Agreement.

B. 免除。各方同意免除另一方与《投票代理权协议》相关的所有以前、现在和未来的义务或主张，并使其免遭损害。各方在此放弃其根据《投票代理权协议》将来可能拥有的任何其他权利。

C. FURTHER ASSURANCES. Each Party shall cooperate with, and take such action as may be reasonably requested by, the other Party in order to carry out the provisions and purposes of this Termination Agreement.

C. 进一步保证。各方将和另一方展开协作并采取另一方合理要求的措施，以便实现本终止协议的规定和目的。

D. HEADINGS. The headings in this Termination Agreement are for convenience of reference only and shall not constitute a part of this Termination Agreement, nor shall they affect its meaning, construction or effect.

D. 标题。本终止协议的标题仅为方便参考而设，不构成本终止协议的一部分，也不影响本终止协议的含义、解释或效力。

E. GOVERNING LAW. This Termination Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

E. 管辖法律。本终止协议受中华人民共和国法律管辖并按其解释，且将约束各方及其各自的继承人和允许的受让人，并确保他们的利益。

F. COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Termination Agreement shall be legal and binding on all parties hereto.

F. 份数。本终止协议将签署多份，每份均是原件，但共同构成一个文件。经签署的本终止协议的传真件或其他电子传输版本应具有法律效力并对各方具有约束力。

[Following are signature pages.]

[以下是签字页]

C-2

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first set forth above.

兹证明，各方在本终止协议页首所载日期签署本终止协议。

PARTY A: Anhui Avi-Trip Technology Co., Ltd

甲方：安徽航旅科技有限公司

/Authorized Representative: /s/ Ronghua Wang_______________

法定代表人/授权代表

Title: Executive Director

职务：执行董事

PARTY B: Jierun Consulting Management (shenzhen) Co., Ltd.

乙方：杰润咨询管理（深圳）有限公司

/Authorized Representative: /s/ Lizeng Fang___________________

法定代表人/授权代表

Title: Executive Director

职务：执行董事

C-3

Exhibit D

TERMINATION AGREEMENT ON EQUITY PLEDGE AGREEMENT

股权质押协议之终止协议

THIS TERMINATION AGREEMENT ON EQUITY PLEDGE AGREEMENT (this “Termination Agreement”) is made and entered into as of the 25th day of July, 2016, by and among Anhui Avi-Trip Technology Co., Ltd (“Pledgee”), Jierun Consulting Management (shenzhen) Co., Ltd. (“Party B” or the “Company”), and each of the shareholders of Party B listed on the signature pages hereto (each a “Pledgor” and collectively, the “Pledgors”).The Pledge, Party B, and the Pledgors are each referred to in this Termination Agreement as a “Party” and collectively as the “Parties.”Capitalized terms used but not defined herein shall have the meanings set forth in that certain Equity Pledge Agreement (defined in the Recitals below).

本《股权质押协议之终止协议》（“本终止协议”）由安徽航旅科技有限公司（“质权人”），杰润咨询管理（深圳）有限公司（“乙方”或“公司”）以及签字页所示乙方股东（各股东分别或统称为“出质人”）于2016年7月25日签订。本终止协议中的质权人、乙方和出质人分别称为“一方”，合称“各方”。本协议中使用但未定义的术语具有与相关股权质押协议（见以下陈述中的定义）中规定的含义。

RECITALS:

陈述

WHEREAS, reference is made to that certain Equity Pledge Agreement dated as of March 1, 2016 (the “Equity Pledge Agreement”), by and among Parties;

鉴于，各方在2016年3月1日签订了《股权质押协议》（“《股权质押协议》”）；

WHEREAS, the Parties desire to terminate the Equity Pledge Agreement;

鉴于，各方欲终止《股权质押协议》；

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, the parties hereto agree as follows:

为此，基于前述考虑和各方合意，各方同意如下：

A. TERMINATION. Subject to the approval of the board of directors of the ultimate parent company and shareholders of Pledgee, the Equity Pledge Agreement shall be terminated in its entirety on August 29, 2016 and shall be of no further force or effect.

A.  终止。以得到质权人终极母公司董事会和股东会通过为条件，《股权质押协议》自2016年8月29日起终止，不再具有约束力和效力。

B. RELEASE. Each Party agrees to release and further indemnify the other Party from all past, present and future obligations or claims related to the Equity Pledge Agreement. Each Party hereby waives any other future right that it otherwise may have under the Equity Pledge Agreement.

B. 免除。各方同意免除另一方与《股权质押协议》相关的所有以前、现在和未来的义务或主张，并使其免遭损害。各方在此放弃其根据《股权质押协议》将来可能拥有的任何其他权利。

C. FURTHER ASSURANCES. Each Party shall cooperate with, and take such action as may be reasonably requested by, the other Party in order to carry out the provisions and purposes of this Termination Agreement.

C. 进一步保证。各方将和另一方展开协作并采取另一方合理要求的措施，以便实现本终止协议的规定和目的。

D. HEADINGS. The headings in this Termination Agreement are for convenience of reference only and shall not constitute a part of this Termination Agreement, nor shall they affect its meaning, construction or effect.

D. 标题。本终止协议的标题仅为方便参考而设，不构成本终止协议的一部分，也不影响本终止协议的含义、解释或效力。

E. GOVERNING LAW. This Termination Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

E. 管辖法律。本终止协议受中华人民共和国法律管辖并按其解释，且将约束各方及其各自的继承人和允许的受让人，并确保他们的利益。

F. COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Termination Agreement shall be legal and binding on all parties hereto.

F. 份数。本终止协议将签署多份，每份均是原件，但共同构成一个文件。经签署的本终止协议的传真件或其他电子传输版本应具有法律效力并对各方具有约束力。

[Following are signature pages.]

[以下是签字页]

D-2

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first set forth above.

兹证明，各方在本终止协议页首所载日期签署本终止协议。

PLEDGEE:

Anhui Avi-Trip Technology Co., Ltd

质权人：安徽航旅科技有限公司

/Authorized Representative: /s/ Ronghua Wang______

法定代表人/授权代表

Title: Executive Director

职务：执行董事

PARTY B: Jierun Consulting Management (shenzhen) Co., Ltd.

乙方：杰润咨询管理（深圳）有限公司

/Authorized Representative: /s/ Lizeng Fang_________

法定代表人/授权代表

Title: Executive Director

职务：执行董事

D-3